CUSIP No. 14081R 103	13G	Page 22 of 24

Exhibit 1

JOINT FILING AGREEMENT PURSUANT TO RULE 13d-1(k)(1)

Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, the undersigned hereby agree that only one statement containing the information required by Schedule 13G need be filed with respect to the ownership by each of the undersigned of shares of Common Stock of Carbon Black, Inc.

February 14, 2019
Date

Highland Capital Partners VI Limited Partnership

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Management Partners VI, Inc., its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Capital Partners VI-B Limited Partnership

By:	Highland Management Partners VI Limited Partnership, its General Partner

By:	Highland Management Partners VI, Inc., its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Entrepreneurs’ Fund VI Limited Partnership

By:	HEF VI Limited Partnership, its General Partner

By:	Highland Management Partners VI, Inc., its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Capital Partners VII Limited Partnership

By:	Highland Management Partners VII Limited Partnership, its General Partner

By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

CUSIP No. 14081R 103	13G	Page 2 3 of 24

Highland Capital Partners VII-B Limited Partnership

By:	Highland Management Partners VII Limited Partnership, its General Partner

By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Capital Partners VII-C Limited Partnership

By:	Highland Management Partners VII Limited Partnership, its General Partner

By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Entrepreneurs’ Fund VII Limited Partnership

By:	HEF VII Limited Partnership, its General Partner

By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Management Partners VI, Limited Partnership

By:	Highland Management Partners VI, Inc., its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

Highland Management Partners VI, Inc.

By:	/s/ Jessica Healey
Authorized Manager

Highland Management Partners VII, Limited Partnership

By:	Highland Management Partners VII, LLC, its General Partner

	By:	/s/ Jessica Healey
Authorized Manager

CUSIP No. 14081R 103	13G	Page 24 of 24

Highland Management Partners VII, LLC

By:	/s/ Jessica Healey
Authorized Manager

HEF VI Limited Partnership

By:	Highland Management Partners VI, Inc., its General Partner

	By:	/s/ Jessica Healey
Authorized Manager